--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 21, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    333-62737                   13-3439681
         --------                    ---------                   ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


Seven World Trade Center
New York, New York                                                10048
------------------                                                -----
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 783-5659

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                          Item 601(a) of
                          Regulation S-K
Exhibit No.               Exhibit No.                   Description
-----------               -----------                   -----------

1                         5.1                           Opinion and Consent of
                                                        Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.


                                       By:      /s/ Vincent J. Varca
                                                --------------------------
                                       Name:    Vincent J. Varca
                                       Title:   Assistant Vice President


Dated:  December 21, 1998

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                 Description
------            -----------                 -----------

1                 5.1                         Opinion and Consent of Counsel